                                                                   EXHIBIT 99.38

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             39
SERVICER REPORT DATE: 11-Dec-02                 BEGINNING:              1-Nov-02
DISTRIBUTION DATE:    16-Nov-02                 ENDING:                30-Nov-02

                       ORIG PRINCIPAL      BEG PRINCIPAL       PRINCIPAL         INTEREST             TOTAL          END PRINCIPAL
                           BALANCE            BALANCE         DISTRIBUTION     DISTRIBUTION(*)      DISTRIBUTION         BALANCE
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS A-1 NOTES     $ 125,000,000.00    $          0.00                 -    $           0.00                 -    $         0.00
 CLASS A-2 NOTES     $ 314,000,000.00    $          0.00    $         0.00    $           0.00                 -    $         0.00
 CLASS A-3 NOTES     $ 196,000,000.00    $          0.00    $         0.00    $           0.00                 -    $         0.00
 CLASS A-4 NOTES     $ 151,800,000.00    $ 97,515,144.46    $ 8,683,659.61    $     563,962.59      9,247,622.20    $88,831,484.85
 ----------------------------------------------------------------------------------------------------------------------------------
   NOTE TOTALS       $ 786,800,000.00    $ 97,515,144.46    $ 8,683,659.61    $     563,962.59    $ 9,247,622.20    $88,831,484.85
 ----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                         PRINCIPAL          INTEREST        END PRINCIPAL
                       DISTRIBUTION       DISTRIBUTION         BALANCE
 -------------------------------------------------------------------------
 CLASS A-1 NOTES                    -                  -                 -
 CLASS A-2 NOTES                    -                  -                 -
 CLASS A-3 NOTES                    -                  -                 -
 CLASS A-4 NOTES          57.20460876         3.71516855      585.18764723
 -------------------------------------------------------------------------
   NOTE TOTALS            57.20460876         3.71516855      585.18764723
 -------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             39
SERVICER RPT DATE:    11-Dec-02                 BEGINNING:              1-Nov-02
DISTRIBUTION DATE:    16-Nov-02                 ENDING:                30-Nov-02

 I.    NOTE DISTRIBUTABLE AMOUNTS

                  Principal           Interest             Total     Prin(per$1000/orig)Int(per$1000/orig)Total(per$1000/orig)
              ----------------------------------------------------------------------------------------------------------------
 CLASS A-1     $              -    $             -    $            -    $              -    $            -    $             -
 CLASS A-2     $              -    $             -    $            -    $              -    $            -    $             -
 CLASS A-3     $              -    $             -    $            -    $              -    $            -    $             -
 CLASS A-4     $   8,683,659.61    $    563,962.59    $ 9,247,622.20    $    57.20460876    $   3.71516855    $   60.91977731
              ----------------------------------------------------------------------------------------------------------------
   TOTAL       $   8,683,659.61    $    563,962.59    $ 9,247,622.20    $    57.20460876    $   3.71516855    $   60.91977731

 II.   Pool Balance at the end of the Collection Period                                                        $ 96,777,695.55

 III.  Insurance Premium                                                                                       $     15,175.00

 IV.   Spread Account Balance
       (A) Balance after Deposits/Withdrawals for prior Distribution Date                                      $  3,973,731.05
       (B) Balance after Deposits/Withdrawals for current Distribution Date                                    $  3,966,277.85

 V.    Spread Account Required Amount                                                                          $  3,973,731.05

 VI.   Spread Account Withdrawals

       (A) Withdrawal to make required payments under 4.03                                                     $       (11,874)
       (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                             $             0

 VII.  Servicing Fee 144,221.93

 VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                         $             0

 IX.   Indenture Trustee Fees not paid by Servicer or from Available Funds                                     $             0

 X.    Available Funds                                                                                         $  9,407,019.13

 XI.   Insured Payment (if any)                                                                                $             0

 XII.  Note Principal and Interest Carryover Shortfalls

                      Note Principal       Note Interest
                   Carryover Shortfall  Carryover Shortfall      Total
                  --------------------------------------------------------
 CLASS A-1           $           0.00    $          0.00    $         0.00
 CLASS A-2           $           0.00    $          0.00    $         0.00
 CLASS A-3           $           0.00    $          0.00    $         0.00
 CLASS A-4           $           0.00    $          0.00    $         0.00
                  --------------------------------------------------------
   TOTAL             $           0.00    $0.00              $         0.00

 XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                   Current Distribution    Prior Distribution
                        Date Note         Date Note Principal     Change in Note
                   Principal Carryover        Carryover            Principal
                         Shortfall            Shortfall         Carryover Shortfall
                  -----------------------------------------------------------------
 CLASS A-1           $            0.00    $             0.00    $             0.00
 CLASS A-2           $            0.00    $             0.00    $             0.00
 CLASS A-3           $            0.00    $             0.00    $             0.00
 CLASS A-4           $            0.00    $             0.00    $             0.00
                  -----------------------------------------------------------------
   TOTAL             $            0.00    $             0.00    $             0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             39
SERVICER RPT DATE: 11-Dec-02                    BEGINNING:              1-Nov-02
DISTRIBUTION DATE: 16-Nov-02                    ENDING:                30-Nov-02

                   Prior Distribution    Current Distribution      Change in Note
                    Date Note Interest     Date Note Interest         Interest
                   Carryover Shortfall    Carryover Shortfall    Carryover Shortfall
                  ------------------------------------------------------------------
 CLASS A-1           $           0.00    $          0.00         $              0.00
 CLASS A-2           $           0.00    $          0.00         $              0.00
 CLASS A-3           $           0.00    $          0.00         $              0.00
 CLASS A-4           $           0.00    $          0.00         $              0.00
                  ------------------------------------------------------------------
   TOTAL             $           0.00    $          0.00         $              0.00

 IX.  Delinquency Ratio

      A.  Delinquency Statistics

          Days                             Outstanding            Past Due
       Delinquent         Units             Principal              Amount
 -----------------------------------------------------------------------------
         31- 60                   691       3,951,196.02            461,452.56
         61- 90                   143         884,587.52            160,690.36
        91- 120                    24         150,220.86             40,721.97
          121+                      0                  -                     -
 -----------------------------------------------------------------------------
         TOTAL                    858       4,986,004.40            662,864.89

      B.  Delinquency Percentage

      (1) Principal balance of delinquent contracts between 30 and 120 days                                  $   4,986,004.40
      (2) Pool Principal Balance Beginning of Collection Period                                              $ 105,461,355.16
      (3) Delinquency Percentage (Line 1/Line 2)                                                                         4.73%

                                                                                                        Units    Principal
                                                                                                        -----    ---------
 X.    Principal Balance of repossessed Financed Vehicles in inventory
                                                                                                          -    $          0.00
 XI.  Liquidation Proceeds received from Defaulted Contracts                                                   $    243,590.81

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:    11-Dec-02                 COLLECTION PERIOD             39
DISTRIBUTION DATE:    16-Nov-02                 BEGINNING:              1-Nov-02
                                                ENDING:                30-Nov-02

 I.   POOL BALANCE CALCULATION:

      A.  Original Pool Balance                                                                                794,746,210.70

      B.  Beginning of Period Outstanding Pool Balance                                                         105,461,355.16

      C.  Monthly Principal Amounts
          (1)    Monthly Scheduled Payments                                                                      5,553,250.64
          (2)    Full Prepayments (excluding Purchased Receivables)                                              2,672,667.93
          (3)    Defaulted Contracts
                     during period                                                                                 459,262.53
          (4)    Receivables becoming Purchased Receivables
                     during period                                                                                          -
          (5)    Other Receivables adjustments                                                                      (1,521.49)

          Total Monthly Principal Amounts                                                                        8,683,659.61

      D.  Total Monthly Payments allocable to Interest                                                             914,739.45

      E.  End of period Outstanding Pool Balance                                                                96,777,695.55

      F.  Pool Factor                                                                                                0.121772

 II.  OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                              Class A-1    Class A-2    Class A-3    Class A-4
                                                              ---------    ---------    ---------   -------------
      A.  Beginning of period Outstanding Principal Balance           -            -            -   97,515,144.46
      B.  Noteholders' Principal Distributable Amount                 -         0.00         0.00    8,683,659.61
      C.  Noteholders' Interest Distributable Amount                  -            -         0.00      563,962.59
                                                              ---------------------------------------------------
      D.  Note Distributable Amount                                   -            -            -    9,247,622.20
      E.  Note Principal Carryover Shortfall                          0            0            0               0
      F.  Note Interest Carryover Shortfall                           0            0            0               0
      G.  Insured Payment                                             0            0            0               0
      H.  End of period Outstanding Principal Balance                 -            -            -   88,831,484.85

 III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

      A.  Available Funds in Collection Account:
          (1)  Monthly Scheduled Payments on
                Receivables during period
                (including partial prepays)
                   (a) Principal                                                                                 5,553,250.64
                   (b) Interest                                                                                    890,538.75
          (2)  Full Prepayments collected during period
                   (a) Principal                                                                                 2,585,160.84
                   (b) Interest                                                                                     22,456.91
          (3)  Net Liquidation Proceeds collected
                   during period                                                                              $    243,590.81
          (4)  Net Insurance Proceeds collected
                   during period
                   (a) Principal                                                                                    87,507.09
                   (b) Interest                                                                                      1,743.79
          (5)  Purchase Amounts deposited in Collection
                Account                                                                                                     0
          (6)  Investment Earnings - Collection Account                                                       $     10,896.58

          Total Available Funds in Collection Account                                                            9,395,145.41

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             39
SERVICER RPT DATE:    11-Dec-02                 BEGINNING:              1-Nov-02
DISTRIBUTION DATE:    16-Nov-02                 ENDING:                30-Nov-02

      B.  Available Funds in Payment Account:

          (1) Available Funds transferred from Collection Account                                                $  9,395,145.41
          (2) Amount withdrawn from Spread Account and deposited to Payment Account                              $     11,873.72
          (3) Insured Payment deposited to Payment Account                                                       $             -

          Total Available Funds in Payment Account                                                               $  9,407,019.13

      C.  Distributions from Payment Account:

          (1) Monthly Servicing Fee                                                                              $    144,221.93
          (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                                         0
          (3) Owner Trustee Fees (if paid from Available Funds)                                                                0
          (4) Indenture Trustee Fees (if paid from Available Funds)                                                            0
          (5) Insurance Premium                                                                                        15,175.00
          (6) Note Interest Distributable Amount
                  (a) Class A - 1                                                                                              -
                  (b) Class A - 2                                                                                              -
                  (c) Class A - 3                                                                                              -
                  (d) Class A - 4                                                                                     563,962.59
          (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                  (a) Class A - 1                                                                                              0
                  (b) Class A - 2                                                                                              0
                  (c) Class A - 3                                                                                              0
                  (d) Class A - 4                                                                                              0
          (8) Note Principal Distributable Amount
                  (a) Class A - 1                                                                                              -
                  (b) Class A - 2                                                                                              -
                  (c) Class A - 3                                                                                              -
                  (d) Class A - 4                                                                                   8,683,659.61
          (9) Reimbursement Amounts Owing to Insurer                                                                           0
          (10)Spread Account Deposit (to increase to Required Amount)                                                          -
          (11)Indenture or Owner Trustee Fees (not paid under C)                                                               0
          (12)Re-Liening Expenses                                                                                              0
               (To the extent not paid by Servicer)
          (13)Transition Costs and Additional Servicing Fee to Successor Servicer                                              0
          (14)After Servicer Default, remaining Available Funds deposited                                                      0
               in Note Distribution Account

          Total Distributions                                                                                       9,407,019.13

      D.  Excess Available Funds  (or shortfall )                                                                              -

      E.  Remaining Available Funds to holder of Residual Interest Certificate                                                 0

 IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

              A.  Available Funds Transferred from Collection Account to Payment Account                         $  9,395,145.41
              B.  Distributions required under 4.03 (a)(i) through (vii)                                         $  9,407,019.13
              C.  Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                             $     11,873.72
              D.  Spread Account withdrawal required to reimburse Insurer for Preference Amounts                               0

 V.   SPREAD ACCOUNT BALANCE

              A.  Spread Account Balance After Deposit/Disbursements
                      (1) Beginning Spread Account Balance                                                       $  3,973,731.05
                      (2) Investment Income Deposited to Spread Account                                          $      4,420.51
                      (3) Withdrawal to make required payments under 4.03                                        $   (11,873.72)
                      (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                              0
                      (5) Deposit to Spread Account after Disbursements                                          $             -
                      (6) Spread Account Balance after Deposit/Disbursments                                      $  3,966,277.85

              B.  Spread Account Required Amount                                                                 $  3,973,731.05

                      (1) 3% of Pool Balance                                                                     $  2,903,330.87
                  But in no event less than the lesser of (a) or (b)
                      (a) .5% of Original Pool Balance                                                           $  3,973,731.05
                      (b) Outstanding Principal Amount of All Notes                                              $ 88,831,484.85

              C.  Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                            0

              D.  Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                     $             -

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             39
 SERVICER RPT DATE: 11-Dec-02                   BEGINNING:              1-Nov-02
 DISTRIBUTION DATE   : 16-Nov-02                ENDING:                30-Nov-02

 VI.  INSURED PAYMENTS

              A.  Available Funds Transferred from Collection Account to Payment Account                         $  9,395,145.41
              B.  Available Funds Transferred from Spread Account to Payment Account                             $        11,874
              C.  Note Interest Distributable Amount                                                                  563,962.59
              D.  Guaranteed Note Principal Amount                                                               $             0
              E.  Deficiency Amount                                                                              $             -
                  (Min:(Lines A+B-C-D) and $0.00)                                                                $             0
              F.  Preference Amount                                                                              $             0
              G.  Insured Payment (lines E+F)                                                                    $             0

                      Note Principal         Note Interest
                 Carryover Shortfall   Carryover Shortfall             Total
 CLASS A-1         $            0.00    $             0.00    $         0.00
 CLASS A-2         $            0.00    $             0.00    $         0.00
 CLASS A-3         $            0.00    $             0.00    $         0.00
 CLASS A-4         $            0.00    $             0.00    $         0.00
 ---------------------------------------------------------------------------
   TOTAL           $            0.00    $             0.00    $         0.00

                Current Distribution    Prior Distribution     Change in Note
                 Date Note Principal   Date Note Principal       Principal
                 Carryover Shortfall   Carryover Shortfall   Carryover Shortfall
 CLASS A-1         $            0.00    $             0.00    $         0.00
 CLASS A-2         $            0.00    $             0.00    $         0.00
 CLASS A-3         $            0.00    $             0.00    $         0.00
 CLASS A-4         $            0.00    $             0.00    $         0.00
 ---------------------------------------------------------------------------
   TOTAL           $            0.00    $             0.00    $         0.00

                 Current Distribution   Prior Distribution    Change in Note
                  Date Note Interest    Date Note Interest       Interest
                 Carryover Shortfall   Carryover Shortfall   Carryover Shortfall
 CLASS A-1         $            0.00    $             0.00    $         0.00
 CLASS A-2         $            0.00    $             0.00    $         0.00
 CLASS A-3         $            0.00    $             0.00    $         0.00
 CLASS A-4         $            0.00    $             0.00    $         0.00
 ---------------------------------------------------------------------------
   TOTAL           $            0.00    $             0.00    $         0.00

 VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                       $ 11,119,155.94

 VIII.DELINQUENCY RATIO

                   A. Delinquency Statistics

      Days                         Outstanding        Past Due
    Delinquent           Units      Principal          Amount
 -----------------------------------------------------------------------------
    31 - 60                691   $  3,951,196.02    $   461,452.56
    61 - 90                143   $    884,587.52    $   160,690.36
    91 - 120                24   $    150,220.86    $    40,721.97
     121+                    0   $             -    $            -
 -----------------------------------------------------------------------------
    TOTAL                  858      4,986,004.40        662,864.89

      B.  Delinquency Percentage

          (1) Principal balance of delinquent contracts between 30 and 120 days                                  $  4,986,004.40
          (2) Pool Principal Balance Beginning of Collection Period                                              $105,461,355.16
          (3) Delinquency Percentage (Line 1/Line 2)                                                                        4.73%

                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625 % ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             39
SERVICER RPT DATE:    11-Dec-02                 BEGINNING:              1-Nov-02
DISTRIBUTION DATE:    16-Nov-02                 ENDING:                30-Nov-02

 IX.  CUMULATIVE NET LOSS RATIO

          (1) Principal Balance of Defaulted Contracts in current Collection Period                              $    459,262.53
          (2) Cumulative Defaulted Contracts Including
              Defaulted Contracts in current Collection Period                                                   $ 47,328,943.19
          (3) Net Liquidation Proceeds collected during current Collection Period                                $    243,590.81
          (4) Cumulative Net Liquidation Proceeds Including
              Net Liquidation Proceeds in current Collection Period                                              $ 24,332,805.07
          (5) Original Pool Balance                                                                              $794,746,210.70
          (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                                         2.89%

 X.   REPOSSESSED INVENTORY

                                                                                                     Units             Principal
                                                                                                  ------------   ---------------
          A. Principal Balance of repossessed Financed Vehicles (beg.)                                       0                 -
          B. Repossessed Financed Vehicles (Principal)                                                           $    533,193.67
          C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                              $    243,590.81
          D. Realized losses on sale of repossessed Financed Vehicles (Principal)                                $    289,602.86
                                                                                                  ------------------------------
          E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                             0   $             -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11TH day of December, 2002


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer